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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) October 27, 2005

                          VARIAN MEDICAL SYSTEMS, INC.
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             (Exact Name of Registrant as Specified in its Charter)

            Delaware                     1-7598              94-2359345
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  (State or Other Jurisdiction      (Commission File        (IRS Employer
       of Incorporation)                 Number)         Identification No.)

          3100 Hansen Way, Palo Alto, CA                     94304-1030
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     (Address of Principal Executive Offices)                (Zip Code)

        Registrant's telephone number, including area code (650) 493-4000

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Explanatory Note

Varian Medical Systems, Inc. (the "Company") filed a Current Report on Form 8-Kon October 27, 2005 stating that an earnings conference call was held on August 26, 2005. The correct date for the conference call is October 26, 2005. The full text of Item 7.01 appears below with that single correction.

Item 7.01.  Regulation FD Disclosure.

On October 26, 2005, Varian Medical Systems, Inc. (the "Company") conducted an earnings conference call regarding the Company's financial results for the fourth quarter of fiscal year 2005 and for the full year of fiscal year 2005 and issued a press release regarding such financial results. Certain persons may not have been available to participate in the full earnings conference call due to technical difficulties experienced during the conference call. As previously announced in the Company's press release, a replay of the call can be accessed through the investor relations page on the Company's web site at www.varian.com where it will be archived for a year. A replay can also be accessed by dialing 1-888-286-8010 from inside the U.S or 1-617-801-6888 from outside the U.S. and entering confirmation code 45760068. The telephone replay will be available through 5 p.m. PT, October 28, 2005.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Varian Medical Systems, Inc.


                                           By:    /s/ JOHN W. KUO
                                                  -----------------------------
                                           Name:  John W. Kuo
                                           Title: Corporate Vice President,
                                                  General Counsel and Secretary


Dated:  October 27, 2005